U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C.

FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT

Date of Report (Date of earliest event reported): February 6, 2009.

ubroadcast, inc.
(Exact name of registrant as specified in its charter)

Delaware	33-19961	01-0623010
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1666 Garnet Avenue, Suite 312, San Diego, California 92109
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (866) 352-6975

Diamond I, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
Diamond I, Inc.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

              Effective February 6, 2009, we filed a certificate of amendment to our amended and restated certificate of incorporation. Pursuant to this amendment, we accomplished the following:

              1.           Our corporate name is now “ubroadcast, inc.”

              2.           Our common stock has been reverse split on a 1-for-32 basis.

3.
Our authorized number of shares of common stock was reduced from 4,000,000,000 to 700,000,000; we continue to have 50,000,000 shares of preferred stock authorized; the par value of all of our capital stock continues to be $.001 per share.

The certificate of amendment to our amended and restated certificate of incorporation effecting the corporate name change and reverse stock split was approved by a majority of our shareholders, acting by written consent without a meeting.

Item 8.01. Other Events.

In connection with our corporate name change and reverse split of common stock, on February 6, 2009, we issued the press release reproduced below:

* * * START PRESS RELEASE * * *

“Diamond I Changes Name to ‘ubroadcast, inc.’

Company Announces New Trading Symbol: ‘UBCI’

February 6, 2009 -- Diamond I, Inc. (OTCBB:DMOI), a reporting company trading on the OTCBB, announced today that its corporate name has been changed to ubroadcast, inc. and that the company's new trading symbol will be ‘UBCI’, effective on Monday, February 9, 2009.

The new trading symbol was assigned to reflect the company’s change in corporate name and its one-for-thirty-two reverse stock split.

About ubroadcast, inc. (formerly Diamond I, Inc.)

During the first quarter of 2009, ubroadcast plans to launch ‘ubroadcast TV’, which will allow users to produce live and On Demand television and movies in up to HD quality in some cases.

With ubroadcast, anyone can host a live and interactive, or On Demand radio or television show on the internet. By blending this user generated content and our own original programming in a single application, ubroadcast bridges the gap between Internet video and traditional network radio and television.

Rolling Stone magazine, About.com, TechCrunch.com, and ABC News have all given ubroadcast media attention, and The San Diego Business Journal headline stated that the market for ubroadcast programs could be ‘Larger than MySpace(R) and YouTube(R).’

Please visit www.ubroadcast.com for more information and to listen to original programming, and to get FREE ubroadcast software.

Safe Harbor Statement

This press release contains statements that may constitute forward-looking statements. These statements are based on current expectations and assumptions and involve a number of uncertainties and risks that could cause actual results to differ materially from those currently expected. For additional information about ubroadcast, inc.’s future business and financial results, refer to the company’s Annual Report on Form 10-KSB for the year ended December 31, 2007. ubroadcast, inc. undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of the company, whether as a result of new information, future events or otherwise.”

* * * END OF PRESS RELEASE * * *

Item 9.01. Financial Statements and Exhibits

              (d)         Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Registrant, as filed on February 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunder duly authorized.

              Dated: February 6, 2009.                              UBROADCAST, INC.

                                                                                      (formerly Diamond I, Inc.)

                                                                                      By: /s/ DAVID LOFLIN

                                                                                                    David Loflin

                                                                                                    Executive Vice President